American Funds U.S. Government Money Market FundSM Statement of Additional Information Supplement October 15, 2021 (for statement of additional information dated December 1, 2020)

1. The information under heading “Maturity” in the “Certain investment limitations and guidelines” section of the statement of additional information is amended to read as follows.

Maturity

·	The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less.
·	The fund will maintain the dollar-weighted average life of its portfolio at 120 days or less.
·	For purposes of determining the weighted average maturity (but not the weighted average life) of the fund’s portfolio, certain variable and floating rate obligations and put securities which may otherwise have stated or final maturities in excess of 397 days will be deemed to have remaining maturities equal to the period remaining until each next readjustment of the interest rate or until the fund is entitled to repayment or repurchase of the security.

2. The information under the headings “Investment policies” and “Maturity” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information is removed.

3. The seventh paragraph in the “Price of shares” section of the statement of additional information is amended to read as follows.

The valuation of the fund’s portfolio securities and calculation of its net asset value are based upon the penny-rounding method of pricing pursuant to SEC regulations, which permits current net asset value per share to be rounded to the nearest cent. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-493-1021P Printed in USA CGD/TM/10149-S87398